UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant of Section 13 or 15(d) of the Securities Exchange Act of 1934

July 31, 2003

Date of Report (Date of earliest event reported)

ACCESS ANYTIME BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-28894	85-0444597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)

5210 Eubank Blvd, NE Albuquerque, New Mexico 87111
(Address of principal executive offices)

(505) 299-0900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 7.        Financial Statements and Exhibits

                (c)  Exhibits

Exhibit No.	Description
99.1	Press Release dated July 31, 2003.

Item 12.     Results of Operations and Financial Condition

On July 31, 2003, Access Anytime Bancorp, Inc. (the “Company”) issued a press release announcing its unaudited results of operations for the six months ended June 30, 2003.  The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

Limitation on Incorporation by Reference

In accordance with general instruction B.6 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 12 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section and not deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCESS ANYTIME BANCORP, INC.

DATE: July 31, 2003

	By:	/s/ Norman R. Corzine
Norman R. Corzine, Chairman of the Board and Chief Executive Officer
(Duly Authorized Representative)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated July 31, 2003.